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                                                                 Exhibit 10.19.3

                          Schedule of Omitted Documents

Pursuant to Instruction 2 to Item 601 of Regulation S-K, this Schedule identifies the documents omitted from filing and sets forth the material details in which such documents differ from the form of Exhibit 10.19.2.

DOCUMENT                                                    MARKET
--------                                                    ------
Amendment #2 to System Equipment Purchase                   Spokane, Washington (BTA #425)
Agreement, effective as of November 28, 2000, by
and between Cricket Communications, Inc., a
Delaware corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

Amendment #3 to System Equipment Purchase                   Boise, Idaho (BTA #50)
Agreement, effective as of December 18, 2000, by
and between Cricket Communications, Inc., a
Delaware corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

Amendment #4 to System Equipment Purchase                   Reno, Nevada (BTA #372)
Agreement, effective as of December 27, 2000, by
and between Cricket Communications, Inc., a
Delaware corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

Amendment #5 to System Equipment Purchase                   Salem, Oregon (BTA #395)
Agreement, effective as of December 27, 2000, by
and between Cricket Communications, Inc., a
Delaware corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

Amendment #7 to System Equipment Purchase                   Eugene, Oregon (BTA #133)
Agreement, effective as of April 5, 2001, by
and between Cricket Communications, Inc., a
Delaware corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

Amendment #8 to System Equipment Purchase                   Merced, California (BTA #291)
Agreement, effective as of April 5, 2001, by
and between Cricket Communications, Inc., a
Delaware corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

Amendment #9 to System Equipment Purchase                   Modesto, California (BTA #303)
Agreement, effective as of April 5, 2001,
by and between Cricket Communications, Inc., a
Delaware corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

Amendment #10 to System Equipment Purchase                  Visalia, California (BTA #458)
Agreement, effective as of April 5, 2001, by
and between Cricket Communications, Inc., a
Delaware


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
corporation, and Ericsson Wireless
Communications Inc., a Delaware corporation

The documents listed above do not differ in material detail from the form of
Exhibit 10.19.2., except with respect to the effective date and the market in which the products are deployed.